November 3, 2008

McCARTHY MULTI-CAP STOCK FUND

A Series of the Advisors Series Trust

Supplement to
Prospectus and Statement of Additional Information
each dated October 28, 2008

Effective immediately, the first paragraph of the section titled, “What are the Fund’s primary investment strategies?” on page 3 of the Prospectus is revised as follows:

The Fund seeks to invest primarily in the common stocks of domestic companies of any size, from larger, well-established companies to smaller companies.  Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities. The Fund will not borrow for investment purposes.  The Advisor pursues the Fund’s objective by investing primarily in the equity securities of companies that exhibit the potential for significant long-term appreciation.  The Fund may also invest in fixed-income obligations (i.e., U.S. Treasury and agency obligations, corporate debt securities and convertible bonds).  These securities will predominantly be rated at least “investment grade” by one of the nationally recognized statistical ratings organizations or, if unrated, determined by the Advisor to be of comparable quality. The Fund may invest up to 20% of its net assets in the securities of foreign issuers that are publicly traded in the United States.  The Fund may also invest up to 5% of its net assets in fixed-income securities rated below investment grade.  The Advisor generally makes use of fundamental analytical techniques to determine which particular stocks to purchase and sell.

Effective immediately, the following risk is added to page 4 of the Prospectus:

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Foreign Securities Risk.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.

Effective immediately, the following risk disclosure is added to page 10 of the Prospectus:

Foreign Securities Risk.  The Fund may invest in foreign securities, which may be subject to special risks. The Fund’s returns and net asset value (“NAV”) may be affected by several factors, including those described below.

Foreign securities are also subject to higher political, social and economic risks.  These risks include, but are not limited to, a downturn in the country’s economy, excessive taxation, political instability, and expropriation of assets by foreign governments.  Compared to the U.S., foreign governments and markets often have less stringent accounting, disclosure, and financial reporting requirements.

Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.  The exchange rates between U.S. dollar and foreign currencies might fluctuate, which could negatively affect the value of the Fund’s investments.

Effective immediately, the first paragraph of the section titled, “Foreign Securities” on page B-8 of the Statement of Additional Information (“SAI”) is deleted and replaced with the following:

Foreign Securities.  The Fund may invest up to 20% of its net assets in securities of foreign issuers (“foreign securities”), provided that they are publicly traded in the United States, including American Depositary Receipts (“ADRs”).  In addition to ADRs, foreign securities include U.S. dollar-denominated foreign securities and securities of companies incorporated outside the U.S.

Please retain this Supplement with your Prospectus and SAI for reference.